CONFIDENTIAL INVESTOR PRESENTATION NOVEMBER 2016

CONFIDENTIAL DISCLAIMER 3 This presentation contains information about our management’s view of our future expectations, plans and prospects that constitute forward-looking statements. Actual results may differ materially from historical results or those indicated by these forward-looking statements due to risks and uncertainties including, but not limited to, our substantial indebtedness and significant debt service obligations, which could adversely affect our financial condition and impair our ability to grow and operate our business; that we may be unable to access public or private debt markets to fund our operations and contractual commitments at competitive rates, on commercially reasonable terms, or in sufficient amounts, if at all; that foreign, domestic, federal, state and local government spending and mission priorities may change in a manner that materially and adversely affects our future revenues and limits our growth prospects; that a number of risks inherent in international operations could have a material adverse effect on our international operations and, consequently, on our results of operations; that emerging market countries have less developed economies that are more vulnerable to economic and political problems and may experience economic instability; that our operations in certain dangerous and war-affected areas may result in hazards to our fleet and personnel; that our international sales and operations are subject to applicable laws relating to trade, export controls and foreign corrupt practices, the violation of which could adversely affect our operations; that our business in countries with a history of corruption and transactions with foreign governments increases the compliance risks associated with our international activities; that claims against us by governmental agencies or other parties related to environmental matters could adversely affect us; that our business is subject to laws limiting ownership or control of aircraft companies, which may increase our costs and adversely affect us; and other risks and uncertainties more fully described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K as well as the other reports we file with the SEC from time to time. All of the information provided in this presentation is as of today’s date and we undertake no duty to update this information, except as required by law. This presentation contains financial measures not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including EBITDA and Adjusted EBITDA. These measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

CONFIDENTIAL BUSINESS OVERVIEW

CONFIDENTIAL STRATEGIC PRIORITIES 5 • Become the global leader of utility aircraft services – To consistently and continually deliver best-in-class metrics in the following areas: – Safety – Financial and operational efficiency metrics – Customer satisfaction – Employee engagement • Create a balanced portfolio ‒ Civil versus Defense & Security ‒ Global enterprise ‒ Offer both products and services ‒ Increase in annualized long-term contracts

CONFIDENTIAL CORE COMPETENCIES 6 1 2 4 5 3 Focus on medium, heavy and super heavy lift Best-in-class globally at precision placement Most differentiated operating in remote and austere environments Self-sustainability via vertical integration Ability to aggregate all capabilities to create differentiated solutions

CONFIDENTIAL CIVIL AVIATION

CONFIDENTIAL CIVIL AVIATION 8 Civil 2016 Revenue Mix (% of total) Market Opportunities / Considerations 16% 17% 3% 64% Captured Addressable Opportunities Mature Markets $400M Total Addressable Market of Over $1 Billion Emerging Markets $700M * Emerging Markets includes China, India, South America and Africa • Leading position in the majority of our end markets • Market is generally stable with moderate growth opportunities in select end markets • Able to leverage competitive advantages, safety and past performance to defend and enhance our share in the civil market • Capital intensive nature of services, asset base, intellectual property and demonstrated capabilities serve as barriers to entry Firefighting 21% Timber Harvesting 11% Infrastructure Construction 8% Oil & Gas 8%

ERICKSON CIVIL AVIATION
CONFIDENTIAL FIREFIGHTING OVERVIEW

Wildland and Urban Interface Aerial Firefighting and Disaster Response – State, Federal, Government Agencies – (8-11 S64 AC)

- Tank system drop pattern and reliability as well as dual snorkel and tanked salt water fill as a differentiator
- Tanked S64 Commercial category aircraft for WUI (Wildland Urban Interface)
- Water cannon, grapples, tongs, and rescue basket as a multi-purpose tool for urban emergency response
- Leverage our unmatched OEM support and reliability in the high stress fire environment

- Market is stable, to slightly increasing due to long-term drought, increasing fire budgets and more housing in WUI areas
- Core Competencies
  - Precision Placement
  - Remote Austere Operations
  - Self Sustainment
  - Medium & Heavy Lift

Segment Highlights

Market Size	$400M
Market Share	12%
Historical Pipeline Conversion Rate *For 2016*	50%
Pipeline Growth *As of 6/30/16 from 1/1/2016 to present*	+20%


Aerospace Grade Integrated Services
Medium & Heavy Lift
Precision Placement
Remote Austere Operations
Self Sustainment

9

CONFIDENTIAL TIMBER HARVESTING OVERVIEW CIVIL AVIATION 10 Timber Harvesting in remote, environmentally sensitive areas (3-4 S64 E models) • Utilize support structure, expertise, reliability to control and grow market • Market is stable to slightly increasing • Heavy helicopter is the best way to remove high value large logs in restricted areas • Erickson is the market leader in this segment • Core Competencies • Precision Placement • Remote Austere Operations • Self Sustainment Segment Highlights Market Size $80M Market Share 45% Historical Pipeline Conversion Rate For 2016 35% Pipeline Growth As of 6/30/16 from 1/1/2016 to present +40%

ERICKSON CIVIL AVIATION
CONFIDENTIAL INFRASTRUCTURE CONSTRUCTION OVERVIEW

Powerline, Infrastructure, Spot Construction high precision lift segment (3-4 S64F)

- High precision backseat heavy load placement, speed of construction, reliability are market differentiators
- Erickson is market leader in this segment
- Market is increasing steadily with good future growth
  - Segment growth 20% Y-O-Y
- Core Competencies
  - Precision Placement
  - Remote Austere Operations
  - Self Sustainment
  - Medium & Heavy Lift

Segment Highlights

Market Size	$500M
Market Share	5%
Historical Pipeline Conversion Rate *For 2016*	35%
Pipeline Growth *As of 6/30/16 from 1/1/2016 to present*	+30%


Aerospace Grade Integrated Services
Medium & Heavy Lift
Self Sustainment
Precision Placement
Remote Austere Operations

11

CONFIDENTIAL OIL & GAS OVERVIEW CIVIL AVIATION 12 O&G Core business moving portable drill rigs and personnel in remote, roadless environments and near shore transport (1-3 S64 and 214ST) • Safety record, reliability, OEM support and price are differentiators • Erickson has consistently won against competition (HTS, Columbia) • Market is declining due to worldwide slowdown in frontier exploration because of low oil prices • Market will contract through 2017 • Lease expirations will spur some resumption of drill programs in late 2017-2018 • Core Competencies • Precision Placement • Remote Austere Operations • Self Sustainment • Medium & Heavy Lift Segment Highlights Market Size $50M Market Share 24% Historical Pipeline Conversion Rate For 2016 35% Pipeline Growth As of 6/30/16 from 1/1/2016 to present Flat

CONFIDENTIAL PIPELINE GROWTH $246M $567M 35% 2016 Pipeline (12/1/15) Current CIVIL AVIATION Historical (2015- 2016) Pwin of 35% • Overall pipeline continues to show significant growth 13

CONFIDENTIAL ROTOR FLEET PLAN AND CAPITAL REQUIREMENTS CIVIL AVIATION 14 0 2 2 1 3 0 0 0 2 Bell 212 3 total Bell 412 5 total AS350 3 total Contracted Available Unserviceable Opportunities On-Going Maintenance ~10-12% of Revenue For Contracted and Available Aircraft Potential Growth Capital Investment $2-4M 2 1 0 Alaskan O&G Alaska Alaska Alaska FF

CONFIDENTIAL ROTOR FLEET PLAN AND CAPITAL REQUIREMENTS CIVIL AVIATION 15 17 0 3 0 S-64 Fleet 20 total Contracted Available Unserviceable Opportunities 12 various contracts On-Going Maintenance 10-12% of Revenue Potential Growth Capital Investment $0M

CONFIDENTIAL OUTLOOK CIVIL AVIATION 16 • Pipeline has expanded from $200M to over $550M but needs to be over $800M • Growth in 2017 will come from: • Construction & Powerline (20-30% YoY) • Logging (25-30% YoY) (contracts already secured) • Oil & Gas will be flat • Fire will be flat or up to 20-30% depending on various opportunities

CONFIDENTIAL GLOBAL DEFENSE & SECURITY

CONFIDENTIAL SERVED MARKETS: GDS 18 Market Opportunities / Considerations • Market contraction is abating with a return to more traditional opportunities • Diversified between expeditionary aviation, aerial replenishment and sustainment and support aviation • One of three providers globally with both fixed and rotor wing, CARB and Part 135 certifications create significant barriers to entry • Diverse fleet and vertically integrated MRO capabilities provide customers a compelling service offering • Focused on developing bid as Prime capability and regain SBA status Government 2016 Revenue Mix (% of total)Total Addressable Market of $3 Billion 3% 36% 0% 60% Captured Addressable Opportunities Government Services $1.8B Government Airlift $1.2B GDS Expeditionary Aviation 16% GDS Aerial Replenishment 25%

ERICKSON
GLOBAL DEFENSE & SECURITY
CONFIDENTIAL

EXPEDITIONARY AVIATION OVERVIEW

- Pivot into Africa has opened Expeditionary Aviation opportunities supporting special operating and conventional forces globally
  - Combination of rotary and fixed wing is a critical differentiator to mission success, with past performance a strong factor
  - Focus on proxy wars countering ISIS in developing countries
  - Growing opportunity in the non-conventional or "black" space
- Durability – Growing Market Supporting DoD, UN and Foreign Militaries
  - US Government raised priority for counterterrorism efforts
- Top opportunities
  - Being war fighter centric and continuing to leverage relationships with combatant commands
- Core Competencies
  - Remote Austere Locations
  - Self Performance of Maintenance
  - Integrated Services

Segment Highlights

Market Size	~$800M+
Market Share	5%
Historical Pipeline Conversion Rate *For 2016*	75%
Pipeline Growth *As of 6/30/16 from 1/1/2016 to present*	500%


Aerospace Grade Integrated Services
Medium & Heavy Lift
Precision Placement
Remote Austere Operations
Self Sustainment

19

ERICKSON GLOBAL DEFENSE & SECURITY
CONFIDENTIAL

AERIAL REPLENISHMENT OVERVIEW

- Aerial replenishment focuses on aerial rotor and light lift fixed wing markets supporting forward deployed operations at land and at sea
- Erickson is the market leader providing aerial lift replenishment at sea for the US Navy. Performs ship to ship resupply in remote oceans worldwide
  - $25M-$30M annual market
  - Moved share from 25% to 75% in 2016
- Expanding opportunity of resupply of forward deployed firebases in Afghanistan
  - Established position in medium lift rotary support
- Durability: Very Solid – Long-Term Government Contracts
  - War on terrorism is forecasted to continue with a renewed commitment to Afghanistan
  - Market is very stable with on going requirements for 4 detachments of vertical replenishment
- Core competencies leveraged
  - Austere Operations
  - Integrated Services
  - Self Sustainment

Segment Highlights	
Market Size (Annual)	$400M
Market Share	11%
Historical Pipeline Conversion Rate *For 2016*	80%
Pipeline Growth *As of 6/30/16 from 1/1/2016 to present*	200%


Aerospace Grade Integrated Services
Medium & Heavy Lift
Self Sustainment
Precision Placement
Remote Austere Operations

20

CONFIDENTIAL SUSTAINMENT SERVICES OVERVIEW GLOBAL DEFENSE & SECURITY 21 • New sizeable market opportunity leveraging flight, maintenance, training support and technology transfer • Multi-billion dollar space is highly fragmented • No single provider of end to end service and support for legacy aircraft • Superior opportunity to enter into a space leveraging well developed and proven expertise in maintaining and servicing airframes in remote locations for 30+ years • Durability: Solid – Long-Term Foreign Military and Government Contracts • Market continues to grow with US (Sikorsky, Bell) and French (Airbus Helicopters) having aging installed bases • Core competencies leveraged • Integrated Services • Self Sustainment • Remote Operations Segment Highlights Market Size (Annual) $1.8B Market Share <1% Historical Pipeline Conversion Rate For 2016 New to Market Pipeline Growth As of 6/30/16 from 1/1/2016 to present 0 to >$45M

CONFIDENTIAL ROTOR FLEET PLAN AND CAPITAL REQUIREMENTS GLOBAL DEFENSE & SECURITY 22 2 7 3 6 7 0 2/2 0 0 4 0 5 Bell-214ST 12 total Puma 330J/332L 13 total Puma 332L1 4 total Contracted Available Unserviceable Opportunities Africa Alion Vert Rep Vert Rep Vert Rep Afghanistan Fluor Afghanistan Starlite Afghanistan #1 Afghanistan #2 Afg Service Replacement New Equipment Africa #1 Africa #2 Africa #1 From Unserviceable On-Going Maintenance ~10-12% of Revenue For Contracted and Available Aircraft Potential Growth Capital Investment $30-35M Africa #1 NGO Work Africa #1 NGO Work Retire

CONFIDENTIAL FIXED WING FLEET PLAN AND CAPITAL REQUIREMENTS GLOBAL DEFENSE & SECURITY 23 2 0 2 1 0 2 4 CASA 212 3 Total Beech1900 D 4 Total Contracted Available Unserviceable Opportunities 1 On-Going Maintenance ~5-8% of Revenue For Contracted and Available Aircraft Potential Growth Capital Investment $5-10M

CONFIDENTIAL FINANCIAL OVERVIEW GLOBAL DEFENSE & SECURITY 24 • 2015 to 2016: Strategy towards the war on terrorism began changed delaying spending • Pricing pressure as US Government continued transition from war time spending to sustainment activities • Transition induced a delay in previously forecasted programs • Many programs were fully allocated but were not approved causing a disconnect in program timing • 2016 to 2017: Reinvigorated focus on counter terrorism on a world wide basis is starting to materialize in global opportunities • Strong investment in the front end created momentum and has provided insight into market and ability to shape future requirements • Pipeline has expanded from $200M to $800M+

CONFIDENTIAL MRO

CONFIDENTIAL SERVED MARKETS: MRO 26 Manufacturing & MRO 2016 Revenue Mix (% of total) Market Opportunities / Considerations Total Addressable Market of Multi-Billions 2% 47% 1% 50% Captured Addressable Opportunities Commercial Markets >$500M Military Markets Multi Billion • This business segment and market is our highest growth opportunity • Stable due to exceptionally large installed base • Currently no global legacy provider evident • Unique and proven vertical integration capabilities in manufacturing, engineering, CRO and field support • Must provide operational cost advantages and improved return to service times for aerial services MRO: Civil, 9% MRO: GDS 3%

CONFIDENTIAL CIVILIAN MRO MARKET MRO UPDATE 27 • The MRO organization supports the Aircrane fleet as well as other aircraft types operated by Erickson and other airlift providers – New parts production, avionics components, hard-to-locate parts, reverse engineering – MRO services include repair and reassembly of airframes, engines, components and accessories • Niche player in vast MRO market • Established player in legacy aircraft S64 and B214 • Core competencies leveraged • Aerospace grade integrated services Segment Highlights Market Size >$500M Market Share Fractional Historical Pipeline Conversion Rate For 2016 33% Pipeline Growth As of 6/30/16 from 1/1/2016 to present 200%

CONFIDENTIAL GOVERNMENT AND DEFENSE MRO MARKET MRO UPDATE 28 • GDS/MRO organization supports the refurbishment and rest of legacy Government aircraft and components – Defined processes to partner with the US Government in aircraft processing and return to service – MRO services include full repair and reassembly of airframes, engines, components, and accessories. – Reverse engineering of long out of date parts and components from aged drawings • Established player in legacy aircraft (MH53/CH53) • Core competencies leveraged • Aerospace grade integrated services Segment Highlights Market Size for targeted legacy fleet $1-1.4B Market Share Fractional Historical Pipeline Conversion Rate For 2016 30%+ Pipeline Growth As of 6/30/16 from 1/1/2016 to present $20-25M

CONFIDENTIAL CONCLUSION

CONFIDENTIAL CHALLENGES FACED SITUATIONAL UPDATE 30 • Company had previously been challenged by divergent priorities between key constituents (i.e. equity holders, bondholders, leadership team and employee base) Headwinds facing the business and management required a significant re-calibration of operations Challenges Faced Cash Management  Operational cash flow limitations  Working capital imbalances  Tight liquidity constrained operations and potential growth  Capital structure was onerous for the size of the business Cost  Unprofitable subsidiaries and operations  Fleet composition and financing unsustainable  Cost structure too fixed in nature Revenue  Lack of rigor and robustness around the front end  Lost SBA status which eliminated existing contracts and significant market opportunities  Oil & Gas market rapidly deteriorated and not fully addressable with asset base  Significant contraction and transition in GDS market Operations  Duplication and redundancies due to lack of operational integration  Staffing and support levels disproportionate to the size of the business  Lack of clarity around accountability and goals

CONFIDENTIAL INITIATIVES UNDERTAKEN SITUATIONAL UPDATE (CONT’D) 31 Initiatives Undertaken Cash Management  Cash management has improved consumption by $50 million  Cash conversion cycle management initiatives  Continued to monetize non-core assets  Heightened scrutiny around capital investing  Retained Imperial Capital to explore strategic alternatives surrounding our capital structure Cost  Management headcount reduced by 30+%, new management team in place  Headcount reduction of over 16%, expected to reduce annual labor cost by ~$10 million  Total reduction in COGS and SG&A reduced by over $50M in 2016 as compared to 2015  Closed unprofitable subsidiaries and exited unprofitable contracts  Continue to increase variabilization in compensation, aircraft leases and operating expenses Revenue  Established a new front end leadership team  Introduced enhanced sales metrics, governance and quotas  Seeing increased pipeline growth of greater than 20%  Backlog has grown 15% since the first of the year  For the first time in 3 years, the backlog is growing Operations  Consolidated facilities  Consolidated numerous redundant shared services  Fleet rationalization  Crew rotation extension schedules, localized operational capabilities  Continue to turn around or discontinue loss making operations  Engaged in discussions with lessors, targeting annual cash savings of over $5 million

CONFIDENTIAL PENDING INITIATIVES / NEXT STEPS SITUATIONAL UPDATE (CONT’D) 32 Pending Initiatives / Next Steps Cash Management  Finalizing working capital initiatives  New capital structure plan with appropriate liquidity to support the business  Continue monetizing non-core assets  Introducing capital investment review process Cost  Increased variabilization of cost  Continue to size direct labor to industry standard levels  Baseline compensation to industry standards  Variabilize compensation structure  Further consolidating facilities  Restructure leases Revenue  Re-access SBA set aside contracts  Continue to refine and improve front end rigor and robustness (focus and accountability)  Open the aperture for adjacent opportunities  Convert to more annualized contracts with new and existing customers  Establish strategic partnerships and joint ventures  Develop capabilities to bid as Prime Operations  Fleet rationalization to fewer types of aircraft as well as idle aircraft  Improve maintenance and supply chain efficiencies  Improve manufacturing efficiencies Will create an enterprise that funds its operations from cash, a cost base that gives a competitive advantage, best in class front end and meets and exceeds customer expectations

CONFIDENTIAL FLEET OVERVIEW CONCLUSION 33 Picture Aircraft Picture Aircraft Erickson S-64 (20) (E & F models) S76C+ (2) Eurocopter AS332 Super Puma (2) Eurocopter AS350 (3) Bell 214ST (10) Bell 206 (5) Eurocopter 300J Puma (11) Eurocopter BO-105 (1) Bell 412 EP / SP (5) CASA 212 (3) Bell 212 (3) Beechcraft 1900D (4) Current Fleet (69 total) Illustrative Future Fleet Picture Aircraft Description Erickson S-64 (E & F models) • Heavy-lift aircraft • Twin-engine • Civil version of the United States Army's CH-54 Tarhe Puma/Super Puma • Medium-lift aircraft • Four-bladed, twin-engine, utility • 2 crew and up to 19 passengers Bell 214ST • Medium-lift aircraft • 2 bladed, dual engine • 1- 2 crew and up to 17 passengers Bell 412 EP / SP • Medium-lift aircraft • 1- 2 pilots and up to 13 passengers CASA 212 • Fixed wing • Two turbo propeller engine aircraft, for light transportation • Cargo compartment can carry up to 18 passengers Twin Otter / Dash-8 • Fixed wing • Twin turboprop regional aircraft • Up to 19 passengers (Twin Otter) • Up to 39 passengers (Dash 8) Long-term strategy to consolidate platforms

CONFIDENTIAL FLEET PLAN CONCLUSION 34 • The Company currently owns 42 aircraft, with another 27 leased • Company estimates leases are 40-50% out of market value • In addition to renegotiating leases, the Company is actively looking to sell underutilized / idle aircraft Current Pro-Forma Aircraft Type Total Owned Total Leased Total Aircraft Total Aircraft AS-350-B2/B3 2 1 3 2-3 BH-206/212/214/412 9 14 23 16-18 BO-105CBS5 1 0 1 0 Puma 330/332 6 7 13 10-12 S-64 E/F 19 1 20 20 S-76C+ 2 0 2 0 FW B-1900 2 2 4 0-1 FW CASA 212 1 2 3 2-3 Total 42 27 69 50-57